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                                                                    EXHIBIT 99.1

November 13, 2002


VIA EDGAR
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re: BOSTON PRIVATE FINANCIAL HOLDINGS, INC. CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned officer of Boston Private Financial Holdings, Inc. (the "Company") hereby certifies that the Company's quarterly report on Form 10-Q for the quarterly period ended September 30, 2002 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed a part of the Report or "filed" for any purpose whatsoever.

     Sincerely,


     /s/  Timothy L. Vaill
     -------------------------
     Timothy L. Vaill
     Chairman and Chief Executive Officer

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